UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	942615258

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)
(415) 278-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.67
EXHIBIT 10.68
EXHIBIT 10.69
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On January 17, 2006, the Board of Directors of The Gymboree Corporation (the “Company”) appointed Lisa M. Harper to the newly created position of Chief Creative Office and promoted Matthew K. McCauley to serve as its Chief Executive Officer and Kip M. Garcia to serve as its President effective immediately. In connection with Ms. Harper’s appointment as Chief Creative Officer, the Board approved a discretionary cash bonus payment to Ms. Harper of $500,000. In connection with their promotions, effective January 17, 2006, Mr. McCauley received an increase in annual base salary from $385,000 to $645,000 and an increase in his target payout under the Company’s Management Bonus Plan from 85% to 100%, and Mr. Garcia received an increase in annual base salary from $320,000 to $385,000 and an increase in his target payout under the Company’s Management Bonus Plan from 65% to 85%. The other material terms of Mr. McCauley’s, Mr. Garcia’s and Ms. Harper’s compensation arrangements with the Company, summaries of the key terms of which are filed as Exhibit 10.67, Exhibit 10.68 and Exhibit 10.69, respectively, to this current report on Form 8-K, have remained unchanged.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 17, 2006, the Board of Directors of the Company appointed Lisa M. Harper to the newly created position of Chief Creative Officer of the Company, and Ms. Harper resigned as the Company’s Chief Executive Officer. Ms. Harper will remain the Company’s Chairman of the Board. On January 17, 2006, the Board of Directors appointed Matthew K. McCauley to serve as Chief Executive Officer of the Company to fill the vacancy created by the resignation of Ms. Harper, and Mr. McCauley resigned as the Company’s President. On January 17, 2006, the Board of Directors also appointed Kip M. Garcia to serve as President of the Company to fill the vacancy created by the promotion of Mr. McCauley to Chief Executive Officer. The Company issued a press release on January 17, 2006 announcing the appointment of Ms. Harper, Mr. McCauley and Mr. Garcia as Chief Creative Officer, Chief Executive Officer and President of the Company, respectively. The Company’s press release is filed as Exhibit 99.1 to this current report on Form 8-K. The information included in Item 1.01 of this current report on Form 8-K is hereby incorporated herein by reference.
     Ms. Harper has served as Chairman of the Board of Directors of the Company since June 2002 and Chief Executive Officer of the Company since February 2001. She was Vice Chair of the Board of the Company from February 2001 through June 2002. Ms. Harper joined the Company in January 1999 as Vice President, Design. From December 1999 until February 2000, she served as the Company’s Senior Vice President, Merchandising and Design. From February 2000 until September 2000, Ms. Harper served as the Company’s General Merchandise Manager. From September 2000 until February 2001, she served as the Company’s President. Prior to that, Ms. Harper served as the Company’s Director of Design and Merchandising from 1993 to 1995. Ms. Harper has also held merchandising and design positions with several other clothing retailers, including Limited Too, Esprit de Corp., GapKids, Mervyn’s and Levi Strauss.
     Mr. McCauley joined the Company in July 2001 as Director of Allocation and was named Vice President of Planning and Allocation in 2003. From February 2005 until June 2005, Mr. McCauley served as Senior Vice President and General Manager. In June 2005, Mr. McCauley was named President of the Company. Previously he held various positions at The Gap Inc. and Payless Shoe Source, Inc.
     Mr. Garcia joined the Company in May 2004 as Senior Vice President of Merchandising — Kids. Prior to joining the Company, Mr. Garcia served as Senior Vice President for Gap Kids, a retailer of children’s clothing, from April 2002 to February 2003 and Senior Vice President for DFS Merchandising Ltd., a travel retail company, from February 1992 to February 2002.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
10.67	Key Terms of Compensation Arrangement for Matthew K. McCauley effective January 17, 2006.

10.68	Key Terms of Compensation Arrangement for Kip M. Garcia effective January 17, 2006.

10.69	Key Terms of Compensation Arrangement for Lisa M. Harper effective January 17, 2006.

99.1	Press release of The Gymboree Corporation issued January 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Dated: January 20, 2006	By:	/s/ BLAIR W. LAMBERT
		Name:	Blair W. Lambert
		Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.67	Key Terms of Compensation Arrangement for Matthew K. McCauley effective January 17, 2006.

10.68	Key Terms of Compensation Arrangement for Kip M. Garcia effective January 17, 2006.

10.69	Key Terms of Compensation Arrangement for Lisa M. Harper effective January 17, 2006.

99.1	Press release of The Gymboree Corporation issued January 17, 2006.